UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-10603

Western Asset Premier Bond Fund

Name of Fund:

385 East Colorado Boulevard Pasadena, CA 91101
Address of Principal Executive Offices:

Charles A. Ruys de Perez

385 East Colorado Boulevard

Pasadena, CA 91101

Name and address of agent for service:

Registrant’s telephone number, including area code: (626) 844-9400

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item 1.	Report to Shareholders

Western Asset

Premier Bond Fund

Annual Report to Shareholders

December 31, 2007

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Fund Performance

Periods ended December 31, 2007

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Since InceptionA
Total Fund Investment Return Based on:
Market Value	(4.97)%	(5.79)%	1.50%	7.09%	6.47%
Net Asset Value	(2.16)%	2.17%	5.58%	9.91%	8.92%
Lehman High Yield IndexB	(1.30)%	1.87%	5.39%	10.90%	8.82%
Lehman US Credit IndexC	(2.19)%	5.11%	3.77%	4.84%	6.06%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

2007 was a tale of two markets. The first six months were reasonably benign. Then came the crisis in the fixed-income markets in the second half. The TEDD spread, a measure of systemic risk, rose four-fold during the period. The yield on the two-year Treasury declined 181 basis pointsE (“bps”) from its June 30th level, driving a powerful rally in the Treasury market. Investors began to suspect that the Federal Reserve BoardF (“Fed”) had reached the end of its tightening cycle and would need to begin easing. These expectations were subsequently validated by the Fed’s decision to cut the federal funds rateG by a total of 100 bps at the final three Federal Open Market CommitteeH meetings of the year. Short-term interest rates fell sharply, partly a result of the flight to quality. Long-term rates declined as well. Core inflation measures were tame but the Fed showed signs of hesitation in the use of monetary stimulus as headline measures remained uncomfortably high. Home prices declined and housing market indicators deteriorated markedly as the year progressed. Despite the ongoing weakness in residential construction and the collapse of the subprime lending market, economic growth picked up in the second and third quarters, largely due to a boom in nonresidential construction and net exports. Credit spreads widened significantly versus similar duration U.S. Treasuries with most of the losses arising in the second half of the year. Increasing uncertainty over the degree of subprime losses forced swap spreads sharply higher, negatively affecting mortgage-backed securities. The price of oil approached $100 per barrel while gold prices reached new record highs. The dollar lost substantial value against a trade-weighted basket of currencies. Equity markets managed to produce small gains despite large losses in the final two months of the period.

The total return of the Fund, including reinvestment of dividends for the annual period ending December 31, 2007, was -5.79% based on market price. Based on net asset value (“NAV”), the annual return for the Fund was 2.17%. The Fund under performed the Lehman U.S. Credit Index, which returned 5.11%. The Fund’s discount to NAV increased from 2.33% at the end of 2006 to 7.92% at December 31, 2007. The Fund’s exposure to high yield securities hurt performance as the Lehman High Yield Index returned 1.87%. An overweight to financials, and specifically capital securities within the financial arena, which returned 0.03%, hurt relative performance. Finally, issue selection detracted from performance due largely to exposure to Residential Capital, Countrywide Financial and GMAC, which returned -31.98%, -23.22% and -11.65%, respectively.

Western Asset Management Company

February 19, 2008

A	The Fund’s inception date is March 28, 2002.
B

Lehman High Yield Index – A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. An index does not incur fees and expenses and cannot be purchased directly by investors.

C

Lehman US Credit Index – This index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate (industrial, utility and finance) and non-corporate (sovereign, supranational, foreign agency, and foreign local government) sectors.

D	Ted Spread (“TED”) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
E	100 basis points = 1.00%
F

The Federal Reserve Board (“Fed”) is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

G	The federal funds rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.
H

Federal Open Market Committee – The branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the Board of Governors, which has seven members, and five reserve bank presidents. The president of the Federal Reserve Bank of New York serves continuously, while the presidents of the other reserve banks rotate in their service of one-year terms.

Annual Report to Shareholders

Fund Highlights

(Amounts in Thousands, except per share amounts)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Asset Value	$163,544	$173,707
Per Share	$14.26	$15.15
Market Value Per Share	$13.13	$15.15
Net Investment Income	$14,572	$15,717
Per Common Share	$1.27	$1.37
Dividends Paid to Common Shareholders:
Ordinary Income	$11,156	$12,619
Per Common Share	$0.97	$1.10
Long-Term Capital Gains	$2,884	$2,219
Per Common Share	$0.25	$0.19
Dividends Paid to Preferred Shareholders:
Ordinary Income	$2,908	$3,468
Per Common Share	$0.25	$0.30
Long-Term Capital Gains	$996	$62
Per Common Share	$0.09	$0.01

The Fund

Western Asset Premier Bond Fund (“WEA” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income and capital appreciation for its shareholders by investing primarily in a diversified portfolio of investment grade bonds. Substantially all of the Fund’s net investment income (after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable)) is distributed to the Fund’s common shareholders. A Dividend Reinvestment Plan is available to those common shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they trade under the symbol WEA.

Dividend Reinvestment Plan

The Fund and Computershare Trust Company N.A. (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by Computershare in accordance with your instructions.

Additional Information Regarding the Plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

Annual Report to Shareholders

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Trust Company, N.A. P.O. Box 43010, Providence, Rhode Island 02940-3010—Investor Relations Telephone number 1-800-426-5523.

Schedule of Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-799-4932 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.

Annual Certifications

In May 2007, the Fund submitted its annual CEO certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-799-4932 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s web site (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-799-4932 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund), from the SEC’s website (http://www.sec.gov).

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume/(Shares)A
March 31, 2007	$15.29	$15.31	(0.13)%	17,438
June 30, 2007	$14.77	$14.99	(1.47)%	16,432
September 30, 2007	$14.14	$14.90	(5.10)%	23,411
December 31, 2007	$13.13	$14.26	(7.92)%	22,933

A	Amounts not in thousands

Annual Report to Shareholders

Portfolio Diversification

December 31, 2007A

The pie and bar charts above represent the composition of the Fund’s portfolio as of December 31, 2007 and do not include derivatives such as Futures Contracts, Options Written, and Swaps.

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
B	Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.

Annual Report to Shareholders

Portfolio of Investments

December 31, 2007

(Amounts in Thousands)

Western Asset Premier Bond Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Long-Term Securities	151.9%

Corporate Bonds and Notes	82.4%

Aerospace and Defense	1.6%
DRS Technologies Inc.		6.625%	2/1/16	$300	$296
L-3 Communications Corp.		6.375%	10/15/15	430	423
Northrop Grumman Corp.		7.750%	2/15/31	1,000	1,226
The Boeing Co.		6.125%	2/15/33	600	630

					2,575

Airlines	10.1%
America West Airlines Inc.		8.057%	7/2/20	3,042	2,981
Continental Airlines Inc.		7.160%	3/24/13	871	834
Continental Airlines Inc.		6.900%	1/2/18	1,016	1,031
Continental Airlines Inc.		6.820%	5/1/18	926	928
Continental Airlines Inc.		6.545%	2/2/19	1,853	1,862
Continental Airlines Inc.		8.048%	11/1/20	695	740
Continental Airlines Inc.		6.703%	6/15/21	888	890
DAE Aviation Holdings Inc.		11.250%	8/1/15	460	485	A
Northwest Airlines Corp.		7.575%	9/1/20	725	725
Northwest Airlines Inc.		5.836%	8/6/13	2,362	2,220	B
United Air Lines Inc.		7.032%	10/1/10	246	246
United Air Lines Inc.		7.186%	4/1/11	52	52
United Air Lines Inc.		6.602%	9/1/13	934	929
US Airways Pass-Through Trust		6.850%	1/30/18	2,636	2,636

					16,559

Auto Components	0.4%
Visteon Corp.		8.250%	8/1/10	645	571

Automobiles	1.6%
DaimlerChrysler NA Holding Corp.		7.300%	1/15/12	1,000	1,066
DaimlerChrysler NA Holding Corp.		8.500%	1/18/31	1,000	1,261
General Motors Corp.		8.375%	7/15/33	420	338

					2,665

Building Products	0.5%
Associated Materials Inc.		0.000%	3/1/14	675	432	C
Nortek Inc.		8.500%	9/1/14	215	172
NTK Holdings Inc.		0.000%	3/1/14	500	292	C

					896

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Capital Markets	2.5%
Credit Suisse USA Inc.		6.500%	1/15/12	$1,125	$1,186
Morgan Stanley		6.600%	4/1/12	1,500	1,576
The Goldman Sachs Group Inc.		6.600%	1/15/12	1,200	1,270

					4,032

Chemicals	1.8%
Georgia Gulf Corp.		9.500%	10/15/14	310	247
Huntsman International LLC		7.875%	11/15/14	95	101
The Dow Chemical Co.		6.000%	10/1/12	2,500	2,599
Westlake Chemical Corp.		6.625%	1/15/16	70	66

					3,013

Commercial Services and Supplies	1.9%
Allied Security Escrow Corp.		11.375%	7/15/11	60	56
Interface Inc.		10.375%	2/1/10	400	419
Rental Service Corp.		9.500%	12/1/14	200	179
US Investigations Services Inc.		10.500%	11/1/15	310	284	A
Waste Management Inc.		7.375%	5/15/29	2,000	2,186
Waste Management Inc.		7.750%	5/15/32	40	45

					3,169

Communications Equipment	N.M.
Motorola Inc.		7.625%	11/15/10	64	69

Computers and Peripherals	0.1%
International Business Machines Corp.		4.750%	11/29/12	240	242

Consumer Finance	1.9%
Ford Motor Credit Co.		7.993%	1/13/12	70	59	B
GMAC LLC		6.875%	8/28/12	150	126
GMAC LLC		8.000%	11/1/31	1,530	1,283
HSBC Finance Corp.		4.750%	7/15/13	1,670	1,610

					3,078

Containers and Packaging	0.3%
Graham Packaging Co. Inc.		9.875%	10/15/14	273	251
Graphic Packaging International Corp.		9.500%	8/15/13	210	208

					459

Distributors	0.2%
Keystone Automotive Operations Inc.		9.750%	11/1/13	480	353

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Consumer Services	0.3%
Education Management LLC		8.750%	6/1/14	$155	$156
Education Management LLC		10.250%	6/1/16	170	175
Service Corp. International		6.750%	4/1/16	140	135
Service Corp. International		7.625%	10/1/18	5	5
Service Corp. International		7.500%	4/1/27	60	55

					526

Diversified Financial Services	6.6%
AAC Group Holding Corp.		0.000%	10/1/12	440	378	C
Air 2 US		8.027%	10/1/19	470	472	A
Boeing Capital Corp.		6.500%	2/15/12	1,000	1,074
Boeing Capital Corp.		5.800%	1/15/13	400	419
CCM Merger Inc.		8.000%	8/1/13	140	132	A
Citigroup Inc.		6.625%	6/15/32	1,000	1,007
DI Finance LLC		9.500%	2/15/13	502	525
Fuji Co. Ltd.		9.870%	6/30/08	790	797	A,C
General Electric Capital Corp.		3.750%	12/15/09	740	734
General Electric Capital Corp.		6.000%	6/15/12	700	734
General Electric Capital Corp.		5.450%	1/15/13	250	258
JPMorgan Chase and Co.		5.750%	1/2/13	1,750	1,783
JPMorgan Chase and Co.		5.125%	9/15/14	1,300	1,274
TNK-BP Finance SA		7.875%	3/13/18	420	415	A
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	735	707

					10,709

Diversified Telecommunication Services	3.0%
AT&T Inc.		6.250%	3/15/11	1,000	1,041	D
BellSouth Corp.		6.000%	10/15/11	1,000	1,036
Cincinnati Bell Inc.		7.000%	2/15/15	270	255
Cincinnati Bell Inc.		6.300%	12/1/28	25	22
Citizens Communications Co.		9.250%	5/15/11	90	97
Citizens Communications Co.		7.875%	1/15/27	115	109
Citizens Communications Co.		7.050%	10/1/46	25	20
Hawaiian Telcom Communications Inc.		12.500%	5/1/15	135	139
Level 3 Financing Inc.		9.250%	11/1/14	320	290
Level 3 Financing Inc.		9.150%	2/15/15	50	42	B
MetroPCS Wireless Inc.		9.250%	11/1/14	35	33
NTL Cable PLC		8.750%	4/15/14	280	278
Qwest Communications International Inc.		7.250%	2/15/11	160	160
Qwest Corp.		7.875%	9/1/11	390	406

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services—Continued
Qwest Corp.		8.875%	3/15/12	$140	$150
Qwest Corp.		7.500%	10/1/14	150	152
Telcordia Technologies Inc.		10.000%	3/15/13	485	386	A
Windstream Corp.		8.625%	8/1/16	330	346

					4,962

Electric Utilities	5.5%
Duke Energy Corp.		6.250%	1/15/12	250	264
Energy Future Holdings Corp.		10.875%	11/1/17	280	281	A
Energy Future Holdings Corp.		11.250%	11/1/17	1,300	1,313	A,E
FirstEnergy Corp.		6.450%	11/15/11	610	630
FirstEnergy Corp.		7.375%	11/15/31	3,040	3,336
IPALCO Enterprises Inc.		8.625%	11/14/11	130	136	F
Midwest Generation LLC		8.560%	1/2/16	83	89
Niagara Mohawk Power Corp.		7.750%	10/1/08	1,500	1,530
Orion Power Holdings Inc.		12.000%	5/1/10	150	163
Progress Energy Inc.		7.100%	3/1/11	117	124
Progress Energy Inc.		6.850%	4/15/12	750	803
TXU Electric Delivery Co.		7.000%	9/1/22	250	259

					8,928

Energy Equipment and Services	0.9%
Complete Production Services Inc.		8.000%	12/15/16	150	145
EEB International Ltd.		8.750%	10/31/14	820	836	A
Gulfmark Offshore Inc.		7.750%	7/15/14	270	273
Pride International Inc.		7.375%	7/15/14	240	247

					1,501

Food and Staples Retailing	3.4%
CVS Caremark Corp.		6.943%	1/10/30	2,000	2,006	A
CVS Corp.		5.789%	1/10/26	898	877	A
CVS Lease Pass-Through Trust		5.880%	1/10/28	975	986	A
CVS Lease Pass-Through Trust		6.036%	12/10/28	978	939	A
Delhaize America Inc.		9.000%	4/15/31	166	192
Safeway Inc.		5.800%	8/15/12	500	517

					5,517

Food Products	0.2%
Dole Food Co. Inc.		7.250%	6/15/10	285	259

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Gas Utilities	0.6%
Panhandle Eastern Pipe Line Co.		4.800%	8/15/08	$400	$398
Southern Natural Gas Co.		8.000%	3/1/32	20	22
Suburban Propane Partners LP		6.875%	12/15/13	580	563

					983

Health Care Equipment and Supplies	0.2%
Fresenius Medical Care Capital Trust II		7.875%	2/1/08	250	250
ReAble Therapeutics Finance LLC		10.875%	11/15/14	70	69	A

					319

Health Care Providers and Services	2.7%
Community Health Systems Inc.		8.875%	7/15/15	460	469
DaVita Inc.		6.625%	3/15/13	100	99
DaVita Inc.		7.250%	3/15/15	300	301
HCA Inc.		6.250%	2/15/13	85	74
HCA Inc.		6.500%	2/15/16	105	89
HCA Inc.		9.250%	11/15/16	195	205
HCA Inc.		9.625%	11/15/16	275	291	E
HCA Inc.		7.690%	6/15/25	90	75
HCA Inc.		7.500%	11/15/95	185	141
Tenet Healthcare Corp.		9.250%	2/1/15	2,810	2,599

					4,343

Hotels, Restaurants and Leisure	1.3%
Buffets Inc.		12.500%	11/1/14	265	101	G
Denny’s Holdings Inc.		10.000%	10/1/12	90	87
El Pollo Loco Inc.		11.750%	11/15/13	195	184
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	530	551
MGM MIRAGE		8.500%	9/15/10	10	10
Pinnacle Entertainment Inc.		8.250%	3/15/12	250	252
Pokagon Gaming Authority		10.375%	6/15/14	250	269	A
River Rock Entertainment Authority		9.750%	11/1/11	180	188
Sbarro Inc.		10.375%	2/1/15	100	88
Snoqualmie Entertainment Authority		9.063%	2/1/14	110	104	A,B
Station Casinos Inc.		7.750%	8/15/16	205	185
Station Casinos Inc.		6.625%	3/15/18	100	69

					2,088

Household Durables	0.5%
American Greetings Corp.		7.375%	6/1/16	20	19
K Hovnanian Enterprises Inc.		8.625%	1/15/17	300	219

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Household Durables—Continued
Norcraft Cos.		9.000%	11/1/11	$360	$365
Norcraft Holdings LP		0.000%	9/1/12	155	140	C

					743

Independent Power Producers and Energy Traders	2.6%
Dynegy Holdings Inc.		7.750%	6/1/19	450	415
Edison Mission Energy		7.750%	6/15/16	180	185
Edison Mission Energy		7.625%	5/15/27	20	19
Exelon Generation Co. LLC		6.950%	6/15/11	2,000	2,087
Mirant North America LLC		7.375%	12/31/13	350	351
NRG Energy Inc.		7.375%	2/1/16	505	492
NRG Energy Inc.		7.375%	1/15/17	225	219
The AES Corp.		8.000%	10/15/17	525	537	A

					4,305

IT Services	1.2%
Ceridian Corp.		12.250%	11/15/15	130	121	A,E
Electronic Data Systems Corp.		7.125%	10/15/09	700	723
Electronic Data Systems Corp.		7.450%	10/15/29	500	513
SunGard Data Systems Inc.		10.250%	8/15/15	630	644

					2,001

Leisure Equipment and Products	1.1%
Eastman Kodak Co.		7.250%	11/15/13	1,800	1,800

Media	6.9%
Affinion Group Inc.		10.125%	10/15/13	180	182
Affinion Group Inc.		11.500%	10/15/15	225	221
CCH I Holdings LLC		11.750%	5/15/14	470	297	C
CCH I Holdings LLC		12.125%	1/15/15	115	72	C
CCH I Holdings LLC		11.000%	10/1/15	337	275
CCH II Holdings LLC		10.250%	9/15/10	280	274
Charter Communications Holdings LLC		11.750%	5/15/11	110	85
Charter Communications Holdings LLC		12.125%	1/15/12	60	44	C
Clear Channel Communications Inc.		4.900%	5/15/15	700	511
CMP Susquehanna Corp.		9.875%	5/15/14	190	143
Comcast Cable Communications Inc.		6.750%	1/30/11	500	523
Comcast Corp.		5.900%	3/15/16	400	402
Comcast Corp.		7.050%	3/15/33	1,000	1,092
CSC Holdings Inc.		8.125%	7/15/09	30	30

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Media—Continued
CSC Holdings Inc.		8.125%	8/15/09	$40	$41
CSC Holdings Inc.		7.625%	4/1/11	50	50
CSC Holdings Inc.		6.750%	4/15/12	250	239
CSC Holdings Inc.		7.875%	2/15/18	45	42
EchoStar DBS Corp.		7.000%	10/1/13	600	606
Idearc Inc.		8.000%	11/15/16	180	165
Lamar Media Corp.		6.625%	8/15/15	120	117
Liberty Media LLC		3.750%	2/15/30	1,860	1,049	H
News America Holdings Inc.		8.875%	4/26/23	400	499
News America Inc.		6.625%	1/9/08	300	300
R.H. Donnelley Corp.		8.875%	10/15/17	710	657	A
Time Warner Inc.		6.875%	5/1/12	1,400	1,474
Time Warner Inc.		7.700%	5/1/32	1,150	1,278
TL Acquisitions Inc.		10.500%	1/15/15	270	260	A
Tube City IMS Corp.		9.750%	2/1/15	185	167
XM Satellite Radio Inc.		9.411%	5/1/13	80	75	B
XM Satellite Radio Inc.		9.750%	5/1/14	110	106

					11,276

Metals and Mining	2.1%
Alcoa Inc.		5.375%	1/15/13	750	751
CII Carbon LLC		11.125%	11/15/15	580	571	A
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	960	1,030
GTL Trade Finance Inc.		7.250%	10/20/17	428	434	A
Metals USA Inc.		11.125%	12/1/15	445	460
Noranda Aluminium Holding Corp.		10.488%	11/15/14	195	166	A,B,E

					3,412

Multi-Utilities	0.6%
Dominion Resources Inc.		5.700%	9/17/12	770	791
MidAmerican Energy Holdings Co.		5.875%	10/1/12	250	259

					1,050

Multiline Retail	0.4%
Dollar General Corp.		11.875%	7/15/17	415	327	A,E
The Neiman-Marcus Group Inc.		9.000%	10/15/15	260	268	E

					595

Oil, Gas and Consumable Fuels	10.3%
Belden and Blake Corp.		8.750%	7/15/12	750	757
Chesapeake Energy Corp.		6.375%	6/15/15	480	464

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Chesapeake Energy Corp.		6.625%	1/15/16	$30		$29
Colorado Interstate Gas Co.		6.800%	11/15/15	150		156
ConocoPhillips		4.750%	10/15/12	900		908
DCP Midstream LP		7.875%	8/16/10	750		804
Devon Energy Corp.		7.950%	4/15/32	1,000		1,224
Devon Financing Corp. ULC		6.875%	9/30/11	2,000		2,142
El Paso Corp.		6.375%	2/1/09	333		335
El Paso Corp.		7.750%	6/15/10	1,496		1,562
El Paso Corp.		7.800%	8/1/31	190		193
Exco Resources Inc.		7.250%	1/15/11	275		265
Gazprom		6.790%	10/29/09	31,200	RUB	1,269
Gazprom		7.000%	10/27/11	10,400	RUB	424
Hess Corp.		7.875%	10/1/29	1,640		1,941
Hess Corp.		7.300%	8/15/31	60		67
International Coal Group Inc.		10.250%	7/15/14	220		210
Kinder Morgan Energy Partners LP		7.125%	3/15/12	500		534
Occidental Petroleum Corp.		6.750%	1/15/12	500		541
Parker Drilling Co.		9.625%	10/1/13	300		319
Petrohawk Energy Corp.		9.125%	7/15/13	145		153
SemGroup LP		8.750%	11/15/15	305		290	A
SESI LLC		6.875%	6/1/14	10		10
Sonat Inc.		7.625%	7/15/11	500		511
Stone Energy Corp.		8.250%	12/15/11	160		160
The Williams Cos. Inc.		7.500%	1/15/31	902		970
The Williams Cos. Inc.		8.750%	3/15/32	85		104
Valero Energy Corp.		7.500%	4/15/32	400		440

						16,782

Paper and Forest Products	2.5%
Appleton Papers Inc.		8.125%	6/15/11	5		5
Appleton Papers Inc.		9.750%	6/15/14	305		302
NewPage Corp.		12.000%	5/1/13	260		268
Weyerhaeuser Co.		6.750%	3/15/12	2,400		2,520
Weyerhaeuser Co.		7.375%	3/15/32	1,000		1,004

						4,099

Pharmaceuticals	0.1%
Leiner Health Products Inc.		11.000%	6/1/12	280		190

Real Estate Investment Trusts	0.2%
Ventas Inc.		6.750%	4/1/17	260		257

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Real Estate Management and Development	0.3%
Ashton Woods USA LLC		9.500%	10/1/15	$125	$80
Kimball Hill Inc.		10.500%	12/15/12	45	15
Realogy Corp.		12.375%	4/15/15	495	312	A

					407

Road and Rail	1.9%
Hertz Corp.		10.500%	1/1/16	645	668
Kansas City Southern Railway		7.500%	6/15/09	150	150
Saint Acquisition Corp.		12.619%	5/15/15	135	70	A,B
Saint Acquisition Corp.		12.500%	5/15/17	405	209	A
Union Pacific Corp.		6.125%	1/15/12	2,000	2,085

					3,182

Semiconductors and Semiconductor Equipment	0.1%
Freescale Semiconductor Inc.		8.875%	12/15/14	155	138

Software	0.1%
Activant Solutions Inc.		9.500%	5/1/16	165	143

Specialty Retail	0.1%
Blockbuster Inc.		9.000%	9/1/12	230	197
Eye Care Centers of America Inc.		10.750%	2/15/15	40	42

					239

Textiles, Apparel and Luxury Goods	0.3%
Levi Strauss and Co.		9.750%	1/15/15	120	120
Levi Strauss and Co.		8.875%	4/1/16	50	48
Oxford Industries Inc.		8.875%	6/1/11	180	179
Simmons Co.		0.000%	12/15/14	90	67	C

					414

Thrifts and Mortgage Finance	0.2%
Washington Mutual Bank		5.500%	1/15/13	440	390

Tobacco	1.0%
Alliance One International Inc.		11.000%	5/15/12	135	141
Altria Group Inc.		7.000%	11/4/13	250	280
Altria Group Inc.		7.750%	1/15/27	1,000	1,288

					1,709

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Trading Companies and Distributors	0.5%
Ashtead Capital Inc.		9.000%	8/15/16	$129	$114	A
H&E Equipment Services Inc.		8.375%	7/15/16	345	319
Penhall International Corp.		12.000%	8/1/14	390	363	A

					796

Transportation Infrastructure	0.2%
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	50	50	A,E
Hawker Beechcraft Acquisition Co.		9.750%	4/1/17	350	348	A

					398

Wireless Telecommunication Services	1.6%
AT&T Mobility LLC		6.500%	12/15/11	250	263
New Cingular Wireless Services Inc.		8.125%	5/1/12	500	556
Rural Cellular Corp.		9.875%	2/1/10	100	104
Rural Cellular Corp.		8.250%	3/15/12	135	140
Sprint Capital Corp.		8.375%	3/15/12	1,450	1,570

					2,633

Total Corporate Bonds and Notes (Cost—$134,444)					134,775
Asset-Backed Securities	14.3%

Fixed Rate Securities	6.4%
ACE Securities Corp. 2002-M Trust		0.000%	10/13/17	312	9	A,I, J
America West Airlines 1996-1 A		6.850%	7/2/09	200	196
Captiva CBO 1997-1A A		6.860%	11/30/09	318	319	A,K
Contimortgage Home Equity Trust 1997-4 B1F		7.330%	10/15/28	681	478
Firstfed Corp. Manufactured Housing Contract 1996-1 B		8.060%	10/15/22	2,100	3,615	A
Global Franchise Trust 1998-1 A2		6.659%	10/10/11	2,078	2,013	A
Green Tree Financial Corp. 1992-2 B		9.150%	1/15/18	383	306
Green Tree Financial Corp. 1993-1 B		8.450%	4/15/18	510	449
Green Tree Home Improvement Loan Trust 1996-D HIB2		8.000%	9/15/27	137	88
Indymac Manufactured Housing Contract 1997-1 A5		6.970%	2/25/28	396	400
Mutual Fund Fee 2002-2		9.550%	4/30/08	561	6	A, J
Mutual Fund Fee Trust XIII Series 2000-3		9.070%	7/1/08	2,880	121	J
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	1,300	760	A
Structured Asset Securities Corp. 2002-AL1 A3		3.450%	2/25/32	1,305	1,205
Vanderbilt Mortgage Finance 1997-B 1B2		8.155%	10/7/26	530	541

					10,506

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed SecuritiesB	4.0%
ACE Securities Corp. 2005-SD1 A1		5.189%	11/25/50	$225	$224
Bayview Financial Asset Trust 2004-SSRA A1		5.383%	12/25/39	676	622	A
Countrywide Asset-Backed Certificates 2007-13 2A1		5.683%	10/25/47	1,582	1,550
Countrywide Home Equity Loan Trust 2007-GW A		5.578%	11/15/28	2,812	2,722
CS First Boston Mortgage Securities Corp. 2004-CF2 2A1		5.259%	5/25/44	136	133	A
Long Beach Mortgage Loan Trust 2005-WL2 3A1		4.963%	8/25/35	311	306
Residential Asset Mortgage Products Inc. 2004-RZ1 AII		5.029%	3/25/34	494	483
Residential Asset Securities Corp. 2001-KS3 AII		5.249%	9/25/31	429	425

					6,465

Stripped Securities	0.8%
Bear Stearns Asset Backed Securities Trust 2006-SD3 1P0		0.000%	8/25/36	1,917	1,246	J,L2
Oakwood Mortgage Investors Inc. 2002-C AIO		6.000%	8/15/10	734	85	J,L1

					1,331

Variable Rate SecuritiesM	3.1%
BankAmerica Manufactured Housing Contract 1997-2 M		6.900%	4/10/28	100	126
Conseco Finance Securitizations Corp. 2002-1 A		6.681%	12/1/33	762	764
Greenpoint Manufactured Housing 1999-5 A5		7.820%	12/15/29	706	770
GSAMP Trust 2003-SEA2 A1		4.422%	7/25/33	2,654	2,568
Oakwood Mortgage Investors Inc. 2002-B A3		6.060%	3/15/25	370	339
Saxon Asset Securities Trust 2000-2 MF1		8.870%	7/25/30	502	500

					5,067

Total Asset-Backed Securities (Cost—$23,525)					23,369
Mortgage-Backed Securities	9.5%

Fixed Rate Securities	2.0%
Bear Stearns Asset Backed Securities Trust 2002-AC1 B4		7.000%	1/25/32	1,248	1,200	A
Enterprise Mortgage Acceptance Co. 1999-1 A1		6.420%	10/15/25	41	26	A,M
GMAC Commercial Mortgage Securities Inc. 1998-C1 A2		6.700%	5/15/30	123	123
GMAC Commercial Mortgage Securities Inc. 1998-C1 D		6.974%	5/15/30	1,000	1,000
Metropolitan Asset Funding Inc. 1998-BI B1		8.000%	11/20/24	988	882

					3,231

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesB	5.8%
Bayview Commercial Asset Trust 2005-3A A2		5.189%	11/25/35	$1,094	$1,025	A
BlackRock Capital Finance LP 1997-R2 B5		6.866%	12/25/35	674	169	A
CNL Funding 1998-1 C2		5.746%	9/18/11	3,360	2,957	A
Harborview Mortgage Loan Trust 2004-8 3A2		5.365%	11/19/34	291	291
Harborview Mortgage Loan Trust 2005-9 B10		6.699%	6/20/35	1,287	1,094
Merit Securities Corp. 11PA B3		7.050%	9/28/32	850	153	A
Regal Trust IV 1999-1 A		5.859%	9/29/31	193	192	A
Structured Asset Securities Corp. 2002-9 A2		5.089%	10/25/27	1,691	1,690
Washington Mutual Inc. 2004-AR12 A2A		5.328%	10/25/44	298	294
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 3A		5.728%	7/25/46	1,691	1,622

					9,487

Stripped Securities	1.1%
LB-UBS Commercial Mortgage Trust 2001-C3 X		1.164%	6/15/36	2,667	73	A, J,L1
Prime Mortgage Trust 2005-2 2XB		1.743%	10/25/32	4,016	467	J,L1
Prime Mortgage Trust 2005-5 1X		0.885%	7/25/34	14,330	420	J,L1
Prime Mortgage Trust 2005-5 1XB		1.570%	7/25/34	3,260	344	J,L1
Residential Asset Mortgage Products, Inc. 2005-SL2 AP0		0.000%	2/25/32	643	536	J,L2

					1,840

Variable Rate SecuritiesM	0.6%
Banc of America Commercial Mortgage Inc. 2005-5 A4		5.115%	10/10/45	1,050	1,035

Total Mortgage-Backed Securities (Cost—$15,918)					15,593
U.S. Government and Agency Obligations	11.5%

Fixed Rate Securities	5.6%
United States Treasury Bonds		5.375%	2/15/31	2,500	2,817	N
United States Treasury Bonds		4.500%	2/15/36	850	854
United States Treasury Bonds		5.000%	5/15/37	3,620	3,945	N
United States Treasury Notes		4.500%	5/15/17	1,560	1,617

					9,233

Treasury Inflation-Protected SecuritiesO	5.9%
United States Treasury Inflation-Protected Security		3.625%	1/15/08	2,974	2,978	N
United States Treasury Inflation-Protected Security		3.000%	7/15/12	2,963	3,209	N
United States Treasury Inflation-Protected Security		2.000%	7/15/14	3,325	3,436	N

					9,623

Total U.S. Government and Agency Obligations (Cost—$17,886)					18,856

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities	8.0%

Fixed Rate Securities	8.0%
Fannie Mae		6.000%	11/1/37	$4,787	$4,862
Fannie Mae		6.000%	12/1/37	3,200	3,249	P
Fannie Mae		6.500%	8/25/44	906	949
Freddie Mac		6.000%	12/1/37 to 1/1/38	4,000	4,060

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$13,076)					13,120
Yankee BondsK	14.6%

Aerospace and Defense	0.1%
Systems 2001 Asset Trust		6.664%	9/15/13	225	232	A

Chemicals	0.2%
Methanex Corp.		8.750%	8/15/12	195	209
Montell Finance Co. BV		8.100%	3/15/27	200	152	A

					361

Commercial Banks	1.3%
ATF Capital BV		9.250%	2/21/14	660	667	A
HSBK Europe BV		7.250%	5/3/17	600	522	A
ICICI Bank Ltd.		6.375%	4/30/22	284	257	A,C
TuranAlem Finance BV		8.250%	1/22/37	440	376	A
TuranAlem Finance BV		8.250%	1/22/37	440	375	A

					2,197

Containers and Packaging	0.1%
Smurfit Kappa Funding PLC		7.750%	4/1/15	150	142

Diversified Financial Services	0.6%
Basell AF SCA		8.375%	8/15/15	150	121	A
Lukoil International Finance BV		6.356%	6/7/17	340	322	A
UFJ Finance Aruba AEC		6.750%	7/15/13	500	543

					986

Diversified Telecommunication Services	1.9%
Axtel SA		11.000%	12/15/13	221	240
Deutsche Telekom International Finance BV		5.250%	7/22/13	600	598
France Telecom SA		8.500%	3/1/31	600	778	F
Intelsat Bermuda Ltd.		9.250%	6/15/16	225	226

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee BondsK—Continued

Diversified Telecommunication Services—Continued
Intelsat Bermuda Ltd.		11.250%	6/15/16	$340	$351
Nordic Telephone Co. Holdings ApS		8.875%	5/1/16	220	225	A
NTL Cable PLC		9.125%	8/15/16	140	139
Wind Acquisition Finance SA		10.750%	12/1/15	500	545	A

					3,102

Electric Utilities	1.1%
Hydro-Quebec		6.300%	5/11/11	1,700	1,820

Energy Equipment and Services	0.1%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	210	213

Foreign Governments	0.5%
Republic of Argentina		7.000%	9/12/13	818	720
Republic of Honduras		4.612%	10/1/11	134	131	B
Republic of Venezuela		9.375%	1/13/34	2	2

					853

Industrial Conglomerates	2.3%
Tyco International Group SA		6.375%	10/15/11	1,000	1,035
Tyco International Group SA		6.875%	1/15/29	2,615	2,648

					3,683

Insurance	0.6%
XL Capital Ltd.		5.250%	9/15/14	1,000	972

Media	N.M.
Sun Media Corp.		7.625%	2/15/13	55	53

Metals and Mining	0.1%
Novelis Inc.		7.250%	2/15/15	105	99
Vale Overseas Ltd.		6.875%	11/21/36	110	111

					210

Oil, Gas and Consumable Fuels	3.9%
Anadarko Finance Co.		6.750%	5/1/11	750	793
Anadarko Finance Co.		7.500%	5/1/31	1,000	1,124
Burlington Resources Finance Co.		7.400%	12/1/31	450	531
Gazprom		6.212%	11/22/16	280	269	A
Gazprom		6.510%	3/7/22	230	219	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Yankee BondsK—Continued

Oil, Gas and Consumable Fuels—Continued
OPTI Canada Inc.		7.875%	12/15/14	$240		$235	A
OPTI Canada Inc.		8.250%	12/15/14	205		203	A
Petrozuata Finance Inc.		8.220%	4/1/17	2,880		2,966	A

						6,340

Paper and Forest Products	0.2%
Abitibi-Consolidated Co. of Canada		8.375%	4/1/15	350		260

Road and Rail	0.8%
Canadian Pacific Railway Co.		6.250%	10/15/11	1,000		1,036
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	170		178

						1,214

Semiconductors and Semiconductor Equipment	0.1%
NXP BV/NXP Funding LLC		7.875%	10/15/14	150		143
NXP BV/NXP Funding LLC		9.500%	10/15/15	45		41

						184

Wireless Telecommunication Services	0.7%
True Move Co. Ltd.		10.750%	12/16/13	200		202	A
True Move Co. Ltd.		10.750%	12/16/13	590		588
Vodafone Group PLC		7.750%	2/15/10	250		264

						1,054

Total Yankee Bonds (Cost—$22,761)						23,876
Foreign Government Obligations	4.6%
Federative Republic of Brazil		6.000%	5/15/15	4	BRL	3,145	Q
Federative Republic of Brazil		6.000%	5/15/45	4	BRL	3,350	Q
Republic of Argentina		4.091%	1/3/10	1,668	ARS	993	Q

Total Foreign Government Obligations (Cost—$5,760)						7,488
Preferred Stocks	3.8%
Fannie Mae		5.375%		—	R shs	1,268	H
Freddie Mac		8.375%		22		575
Freddie Mac		5.160%		0.1		4	B
Freddie Mac		5.000%		0.2		7
General Motors Corp.		5.250%		225		4,356	H

Total Preferred Stocks (Cost—$5,605)						6,210

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Trust Preferred Securities	3.2%
Corp-Backed Trust Certificates		7.375%		$34		$677
Corp-Backed Trust Certificates		8.000%		16		248
CORTS Trust for Ford Motor Co.		8.000%		155		2,530
PreferredPlus TR-CCR1		8.250%		5		87
SATURNS-F 2003-5		8.125%		104		1,707

Total Trust Preferred Securities (Cost—$5,034)						5,249

Total Long-Term Securities (Cost—$244,009)						248,536
Short-Term Securities	1.1%

Foreign Government Obligations	1.1%
Egypt Treasury Bills		0.000%	10/28/08	8,725	EGP	1,489	I
Egypt Treasury Bills		0.000%	11/11/08	1,825	EGP	310	I

Total Short-Term Securities (Cost—$1,798)						1,799
Total Investments (Cost—$245,807)S	153.0%					250,335
Other Assets Less Liabilities	(9.0)%					(14,791)
Liquidation value of preferred shares	(44.0)%					(72,000)

Net Assets Applicable to Common Shareholders	100.0%					$163,544

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenT
U.S. Treasury Bond Futures	March 2008	73	$183

N.M.—Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933, which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 22.1% of net assets.

B

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2007.

C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D	All or a portion of this security is collateral to cover futures and options contracts written.
E	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.

Annual Report to Shareholders

F	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
G	Subsequent to December 31, 2007 the Bond is in default.
H	Convertible Security – Security may be converted into the issuer’s common stock.
I	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
J	Illiquid security valued at fair value under the procedures approved by the Board of Directors.
K	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
L

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

M	The coupon rates shown on variable rate securities are the rates at December 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
N	Position, or a portion thereof, with an aggregate market value of $16,205 has been segregated to collateralize reverse repurchase agreements.
O

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

P	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
Q

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

R	Amount less than 50.
S	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$9,731
Gross unrealized depreciation	(9,855)

Net unrealized appreciation	$(124)

T	Futures are described in more detail in the notes to financial statements.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

ARS—Argentine Peso

BRL—Brazilian Real

EGP—Egyptian Pound

RUB—Russian Ruble

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2007

(Amounts in Thousands)

Western Asset Premier Bond Fund

Assets:
Investment securities at market value (Cost—$244,009)		$248,536
Short-term securities at value (Cost—$1,798)		1,799
Cash		40
Foreign currency at value (Cost—$327)		346
Interest and dividends receivable		3,759
Receivable for securities sold		69
Prepaid expenses		19
Other assets		5,098

Total assets		259,666

Liabilities:
Payable for open reverse repurchase agreement	$16,205
Payable for securities purchased	3,289
Swap contracts at value	4,189
Accrued advisory fee	37
Futures variation margin payable	50
Income distribution payable to common shareholders	26
Accrued administrative fee	21
Accrued expenses	305

Total liabilities		24,122

Preferred Shares:
No par value, 3 shares authorized, issued and outstanding, $25 liquidation value per share (Note 5)		72,000

Net Assets Applicable to Common Shareholders		$163,544

Composition of Net Assets Applicable to Common Shareholders:
Common shares, no par value, unlimited number of shares authorized, 11,470 shares issued and outstanding (Note 4)		$162,490
Overdistributed net investment income		(185)
Accumulated net realized gain on investments, futures, options, swaps and foreign currency transactions		234
Unrealized appreciation of investments, futures, options, swaps and foreign currency translations		1,005

Net Assets Applicable to Common Shareholders		$163,544

Net Asset Value Per Common Share:
($163,544 ÷ 11,470 common shares issued and outstanding)		$14.26

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2007

(Amounts in Thousands)

Western Asset Premier Bond Fund

Investment Income:
Interest	$16,797
Dividends	730

Total income		$17,527

Expenses:
Management and administration fees	1,326
Audit and legal fees	208
Custodian fees	68
Trustees’ fees and expenses	20
Registration fees	43
Reports to shareholders	84
Transfer agent and shareholder servicing expense	27
Other expenses	36
Preferred shares rating agency fees	12
Preferred shares auction agent fee expense	182

Total operating expenses	2,006
Less: Compensating balance credits	(18)
Interest expense	967

Net expenses		2,955

Net Investment Income		14,572

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	3,298
Options	1
Futures	(262)
Swaps	420
Foreign currency transactions	(6)

		3,451
Change in unrealized appreciation/depreciation of:
Investments, futures, swaps and foreign currency translations	(10,333)

		(10,333)

Net realized and unrealized loss on investments		(6,882)

Change in net assets resulting from operations		7,690

Dividends to Preferred Shareholders from:
Net investment income	(2,908)
Net realized gain on investments	(996)

		(3,904)

Change in Net Assets Applicable to Common Shareholders Resulting From Operations		$3,786

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets Applicable to Common Shareholders

(Amounts in Thousands)

Western Asset Premier Bond Fund

	FOR THE YEAR ENDED
	DECEMBER 31, 2007	DECEMBER 31, 2006
Change in Net Assets Applicable to Common Shareholders:
Net investment income	$14,572	$15,717
Net realized gain	3,451	5,441
Change in unrealized appreciation/depreciation	(10,333)	(228)

Change in net assets resulting from operations	7,690	20,930

Dividends to Preferred Shareholders from:
Net investment income	(2,908)	(3,468)
Net realized gain on investments	(996)	(62)

Change in Net Assets Applicable to Common Shareholders Resulting from Operations	3,786	17,400

Distributions to Common Shareholders from:
Net investment income	(11,156)	(12,619)
Net realized gain on investments	(2,884)	(2,219)

Capital Transactions:
Reinvestment of dividends resulting in the issuance of 6 and 9 common shares, respectively	91	135

Change in net assets	(10,163)	2,697

Net Assets:
Beginning of year	173,707	171,010

End of year	$163,544	$173,707

Overdistributed net investment income	$(185)	$(1,441)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	YEARS ENDED DECEMBER 31,
	2007	2006	2005	2004	2003
Investment Operations:
Net asset value per common share, beginning of year	$15.15	$14.93	$15.52	$15.00	$13.57

Net investment incomeA	1.27	1.37	1.37	1.33	1.32
Net realized and unrealized gain/(loss)	(.60)	.45	(.55)	.56	1.51
Dividends paid to preferred shareholders from:
Net investment income	(.25)	(.30)	(.21)	(.09)	(.08)
Net realized gain on investments	(.09)	(.01)	—	—	—

Total from investment operations applicable to common shareholders	.33	1.51	.61	1.80	2.75

Distributions paid to common shareholders from:
Net investment income	(.97)	(1.10)	(1.20)	(1.28)	(1.31)
Net realized gain on investments	(.25)	(.19)	—	—	—

Total distributions paid to common shareholders	(1.22)	(1.29)	(1.20)	(1.28)	(1.31)

Offering costs charged to paid in capital	—	—	—	—	(.01)

Net asset value per common share, end of year	$14.26	$15.15	$14.93	$15.52	$15.00

Market value, end of year	$13.13	$15.15	$13.72	$16.14	$15.85

Total investment return based on:
Market Value	(5.79)%	20.43%	(7.83)%	10.79%	21.56%
Net Asset Value	2.17%	10.67%	4.31%	12.57%	20.81%
Ratios to Average Net Assets Applicable to Common Shareholders:B
Total expenses (including interest expense)	1.72%	1.86%	1.63%	1.17%	1.24%
Expenses (including interest expense) net of waivers, if any	1.71%	1.86%	1.63%	1.17%	1.24%
Expenses (including interest expense) net of all reductions	1.71%	1.86%	1.63%	1.17%	1.24%
Expenses (excluding interest expense) net of all reductions	1.15%	1.15%	1.13%	1.13%	1.24%
Net investment incomeC	6.76%	7.18%	7.58%	8.22%	8.55%
Supplemental Data:
Portfolio turnover rate	90.3%	65.0%	41.0%	39.0%	38.0%
Net assets applicable to common shareholders, end of year (in thousands)	$163,544	$173,707	$171,010	$177,288	$169,772
Preferred share information at end of the year:
Aggregate amount outstanding (in thousands)	$72,000	$72,000	$72,000	$72,000	$72,000
Asset coverage on preferred shares, end of yearD	327%	341%	337%	346%	336%
Liquidation and market value per share (in thousands)	$25	$25	$25	$25	$25

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

C

Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred share dividends to average net assets of common shareholders are 8.45%, 9.21%, 8.99%, 8.85% and 9.11%, respectively.

D	Asset coverage on preferred shares equals the net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

(Amounts in Thousands)

1. Significant Accounting Policies:

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

With respect to the Fund, when a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s adviser to be the primary market. The Fund values its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2007, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds from Sales
U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
$177,285	$52,819	$178,402	$53,166

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a

Annual Report to Shareholders

fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are generally priced daily based upon valuations furnished by an independent pricing service and the change, if any, is recorded as unrealized appreciation or depreciation.

Forward Currency Exchange Contracts

As part of its investment program, the Fund may utilize forward currency exchange contracts. Forward foreign exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in the contract’s market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contact at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had no outstanding forward foreign currency exchange contracts as of December 31, 2007.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to

Annual Report to Shareholders

Notes to Financial Statements—Continued

cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

The Fund had no open short sales as December 31, 2007.

Distributions to Common Shareholders

Investment income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

Annual Report to Shareholders

Reclassifications

Generally Accepted Accounting Principles (“GAAP”) requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Net Investment Income	Accumulated Net Realized Loss/Gain	Paid-in Capital
(a)	$23	$—	$(23)
(b)	725	(725)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of credit default swaps, book/tax differences in the treatment of stepped coupon security and book/tax differences in the treatment of various items.

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31 were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$14,734	$16,088
Net Long-term Capital Gains	3,210	2,281

Total Distributions Paid	$17,944	$18,369

Accumulated Earnings on a Tax Basis:

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$464
Undistributed long-term capital gains—net	467

Total undistributed earnings	$931
Other book/tax temporary differences	247	(a)
Unrealized Appreciation / Depreciation	(124	)(b)

Total accumulated earnings / (losses)—net	$1,054

(a)Other

book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures contracts and the deferral of post-October losses on credit default swaps for tax purposes, and differences in the book/tax treatment of various items.

(b)The	difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

Tax Cost of Investments:

As of December 31, 2007, the aggregate cost of investments for federal income tax purposes was $246,937

3. Financial Instruments:

Option Transactions

As part of its investment program, the Fund may utilize options. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

Annual Report to Shareholders

Notes to Financial Statements—Continued

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that the Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

There was no activity in written options during the year ended December 31, 2007.

Futures

Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Fund may enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The open futures positions and related appreciation or depreciation at December 31, 2007 are listed at the end of the Fund’s portfolio of investments.

Annual Report to Shareholders

Reverse Repurchase Agreements

As of December 31, 2007, the Fund had entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Deutsche Bank. The Reverse Repurchase Agreement, which matured on January 15, 2008, was recorded at cost and was collateralized by U.S. Government securities and corporate bonds with a par value of $13,770 and a market value as of December 31, 2007, of $16,254.

For the year ended December 31, 2007, the average amount of reverse repurchase agreement outstanding was $19,241 and the daily weighted average interest rate was 5.01%.

Broker	Interest Rate	Maturity	Amount
Deutsche Bank	3.9%	1/15/08	$3,901
Deutsche Bank	3.9	1/15/08	3,232
Deutsche Bank	3.9	1/15/08	3,446
Deutsche Bank	3.9	1/15/08	3,027
Deutsche Bank	3.9	1/15/08	2,599

			$16,205

Swap Agreements

The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which the Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying statement of operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Risks may exceed amounts recognized on the statement of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Annual Report to Shareholders

Notes to Financial Statements—Continued

As of December 31, 2007, the one-month London Interbank Offered Rate (“LIBOR”) was 4.60%.

The following is a summary of open credit default swap contracts outstanding as of December 31, 2007.

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160 basis points (“bp”)C, due 6/25/35)	June 25, 2035	1.28% Monthly	Specified Amount upon credit event notice	$43	$19

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	Specified Amount upon credit event notice	43	23

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	Specified Amount upon credit event notice	43	10

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9, 1-Month LIBOR + 220 bp, due 2/25/35)	February 25, 2035	2.06% Monthly	Specified Amount upon credit event notice	43	12

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190 bp, due 10/25/34)	October 25, 2034	1.37% Monthly	Specified Amount upon credit event notice	37	16

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130 bp, due 3/25/35)	March 25, 2035	1.31% Quarterly	Specified Amount upon credit event notice	43	32

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200 bp, due 3/25/35)	March 25, 2035	2.18% Quarterly	Specified Amount upon credit event notice	43	36

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M10, 1-Month LIBOR + 350 bp, due 11/25/34)	November 25, 2034	2.15% Monthly	Specified Amount upon credit event notice	43	7

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225 bp, due 11/25/34)	November 25, 2034	1.33% Monthly	Specified Amount upon credit event notice	43	7

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300 bp, due 3/25/34)	March 25, 2034	2.2% Monthly	Specified Amount upon credit event notice	21	9

C	100 basis points = 1.00%

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180 bp, due 11/25/34)	November 25, 2034	1.31% Monthly	Specified Amount upon credit event notice	$16	$11

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315 bp, due 11/25/34)	November 25, 2034	2.18% Monthly	Specified Amount upon credit event notice	16	12

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	Specified Amount upon credit event notice	4	1

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100 bp, due 1/25/35)	January 25, 2035	2.08% Monthly	Specified Amount upon credit event notice	7	2

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBOR + 190 bp, due 3/25/35)	March 25, 2035	1.28% Monthly	Specified Amount upon credit event notice	43	14

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBOR + 325 bp, due 3/25/35)	March 25, 2035	2.05% Monthly	Specified Amount upon credit event notice	43	15

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350 bp, due 2/25/34)	February 25, 2034	2.15% Monthly	Specified Amount upon credit event notice	17	7

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	Specified Amount upon credit event notice	43	13

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9, 1-Month LIBOR + 275 bp, due 2/25/35)	February 25, 2035	2.08% Monthly	Specified Amount upon credit event notice	43	16

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153 bp, due 12/25/34)	December 25, 2034	1.31% Monthly	Specified Amount upon credit event notice	43	22

Annual Report to Shareholders

Notes to Financial Statements—Continued

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240 bp, due 12/25/34)	December 25, 2034	2.08% Monthly	Specified Amount upon credit event notice	$43	$15

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225 bp, due 9/25/35)	September 25, 2035	2.05% Monthly	Specified Amount upon credit event notice	43	7

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375 bp, due 4/25/35)	April 25, 2035	2.15% Monthly	Specified Amount upon credit event notice	58	13

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130 bp, due 10/25/35)	October 25, 2035	1.28% Monthly	Specified Amount upon credit event notice	43	6

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205 bp, due 10/25/35)	October 25, 2035	2.05% Monthly	Specified Amount upon credit event notice	43	8

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135 bp, due 9/25/35)	September 25, 2035	1.28% Monthly	Specified Amount upon credit event notice	43	10

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	Specified Amount upon credit event notice	14	10

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215 bp, due 1/25/35)	January 25, 2035	2.18% Monthly	Specified Amount upon credit event notice	16	13

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325 bp, due 8/25/34)	August 25, 2034	2.15% Monthly	Specified Amount upon credit event notice	22	5

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	Specified Amount upon credit event notice	$43	$6

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	Specified Amount upon credit event notice	43	13

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	Specified Amount upon credit event notice	43	12

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	Specified Amount upon credit event notice	43	20

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8, 1-Month LIBOR + 155 bp, due 1/25/36)	January 25, 2036	1.36% Monthly	Specified Amount upon credit event notice	43	20

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250 bp, due 1/25/36)	January 25, 2036	2.18% Monthly	Specified Amount upon credit event notice	43	24

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230 bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	Specified Amount upon credit event notice	58	10

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260 bp, due 1/25/35)	January 25, 2035	2.05% Monthly	Specified Amount upon credit event notice	43	20

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165 bp, due 1/25/35)	January 25, 2035	1.28% Monthly	Specified Amount upon credit event notice	43	17

Deutsche Bank AG (ABX. HE-AAA 06-2)	May 25, 2046	Specified Amount upon credit event notice	0.11% Monthly	300	(25)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (ABX.HE-AAA 07-2)	January 25, 2038	Specified Amount upon credit event notice	0.76% Monthly	$20,000	$(4,679)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified Amount upon credit event notice	0.86% Quarterly	30,000	75

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified Amount upon credit event notice	1.135% Quarterly	10,000	127

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified Amount upon credit event notice	1.4% Quarterly	15,000	336

Merrill Lynch & Co., Inc. (iBoxx IG)	June 20, 2010	Specified Amount upon credit event notice	0.4% Quarterly	15,000	(72)

				$91,704	$(3,725)

4. Common Shares (amounts are not in thousands):

Of the 11,469,943 shares of common stock outstanding at December 31, 2007, Western Asset owns 10,539 shares.

5. Preferred Shares (amounts are not in thousands):

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. Dividend rates ranged from 4.85% to 6.50% between January 1, 2007 to December 31, 2007. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not earned or declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Bylaws are not satisfied.

Preferred shareholders, who are entitled to one vote per Preferred Share, generally vote as a single class with the common shareholders, but will vote separately as a class (and, in certain circumstances, vote separately by series) with respect to certain matters set forth in the Bylaws. The preferred shareholders are entitled to elect two Trustees of the Fund.

6. Securities Lending

Subject to applicable restrictions in the Fund’s Bylaws, the Fund may lend its securities to approved brokers to earn additional income, and will receive cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of the loaned securities. As of December 31, 2007, there were no securities on loan.

Annual Report to Shareholders

7. Transactions with Affiliates:

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset and WAML are wholly owned subsidiaries of Legg Mason, Inc.

On May 1, 2007, Legg Mason Fund Adviser, Inc. replaced Princeton Administrators, LLC (“Princeton”) as administrator for the Fund. Under the terms of the Administration Agreement among the Fund, Western Asset and Legg Mason Fund Adviser, Inc. (“LMFA”), Western Asset pays LMFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500. The compensation arrangements between the Fund and LMFA are identical to the previous arrangements between the Fund and Princeton.

8. Trustee Compensation (amounts are not in thousands):

Each Independent Trustee receives an aggregate fee of $60,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Funds, Inc. according to each such investment company’s average annual net assets. Mr. Olson receives from Western Asset an aggregate fee of $60,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc., as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

9. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective January 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure thereto as a result of this adoption.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Premier Bond Fund (the “Fund”) at December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 29, 2008

Annual Report to Shareholders

Federal Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2007:

January 2007 - December 2007
Qualified Dividend Income for individuals	3.33%
Dividends Qualifying for the Dividends Received Deduction for Corporation	3.33%

Interest from Federal Obligations	5.78%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the following summarized the per share long-term capital gain distributions paid by the Fund during the taxable year ended December 31, 2007:

	Payable Date	Long-Term Capital Gain
Common Shareholders	05/31/07	$0.058100
Common Shareholders	12/31/07	$0.135000

Taxable Auction Rate Cumulative Preferred M Shareholders	01/09/07	$16.050000
Taxable Auction Rate Cumulative Preferred M Shareholders	05/29/07	$24.790000
Taxable Auction Rate Cumulative Preferred M Shareholders	06/05/07	$24.690000
Taxable Auction Rate Cumulative Preferred M Shareholders	06/12/07	$24.550000
Taxable Auction Rate Cumulative Preferred M Shareholders	06/19/07	$24.600000
Taxable Auction Rate Cumulative Preferred M Shareholders	06/26/07	$24.690000
Taxable Auction Rate Cumulative Preferred M Shareholders	07/03/07	$25.280000
Taxable Auction Rate Cumulative Preferred M Shareholders	07/10/07	$25.230000
Taxable Auction Rate Cumulative Preferred M Shareholders	07/17/07	$25.030000
Taxable Auction Rate Cumulative Preferred M Shareholders	07/24/07	$1.300000
Taxable Auction Rate Cumulative Preferred M Shareholders	12/18/07	$26.980000
Taxable Auction Rate Cumulative Preferred M Shareholders	12/26/07	$31.110000
Taxable Auction Rate Cumulative Preferred M Shareholders	01/02/08	$28.440000

Taxable Auction Rate Cumulative Preferred W Shareholders	06/21/07	$101.110000
Taxable Auction Rate Cumulative Preferred W Shareholders	07/19/07	$101.500000
Taxable Auction Rate Cumulative Preferred W Shareholders	08/16/07	$61.660000

Finally, the Fund hereby designates an additional $1.5 million of long-term capital gains.

Please retain this information for your records.

Annual Report to Shareholders

Trustees and Officers

The Trustees and officers of the Fund, their year of birth and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91105.

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time ServedB	Number of Portfolios in Fund Complex Overseen by TrusteeC	Other Directorships Held by Trustee	Principal Occupation(s) During the Past Five Years
Independent TrusteesA
Ronald J. Arnault 1943	Trustee	Served since 2002	15	None	Retired.
Anita L. DeFrantz 1952	Trustee	Served since 2002	15	OBN Holdings, Inc.	President, since 1987, and Director, since 1990, Amateur Athletic Foundation of Los Angeles. President and Director, Kids in Sports, since 1994. Member, International Olympic Committee since 1986.
Avedick B. Poladian 1951	Trustee	Served since 2007	15	California Pizza Kitchen, Inc.	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (2003-present); Formerly partner, Arthur Anderson, LLP.
William E.B. Siart 1946	Trustee and Chairman of the Trustees	Served since 2002	15	None	Chairman, Walt Disney Concert Hall, Inc., (1998-2006). Chairman, Excellent Education Development, since 2000.
Jaynie Miller Studenmund 1954	Trustee	Served since 2004	15	AQNT, Inc.	Chief Operating Officer, Overture Services, Inc., 2001-2004; President and Chief Operating Officer, Paymybills.com, 2000-2001. Orbitz Worldwide Board since July 2007.
Interested Trustees
Ronald L. OlsonD 1941	Trustee	Served since 2005	15	Edison International, City National Corporation (financial services company), The Washington Post Company and Berkshire Hathaway, Inc.	Senior Partner, Munger, Tolles & Olson, LLP (a law partnership), since 1968.
R. Jay GerkenE 1951	Trustee and President	Served since 2007	177	Trustee or Director of certain funds associated with Legg Mason (consisting of 167 portfolios), Trustee, Consulting Group Capital Markets Funds

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”), Chairman of the Board, Trustee, or Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005).

Annual Report to Shareholders

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time ServedB	Number of Portfolios in Fund Complex Overseen by TrusteeC	Other Directorships Held by Trustee	Principal Occupation(s) During the Past Five Years
Officers:
Stephen A. Walsh 1958	Vice President	Served since 2002	N/A	N/A	Deputy Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present).
D. Daniel Fleet 1957	Vice President	Served since 2006	N/A	N/A	President of Western Asset (2006-present); Vice President of Western Asset Income Fund and Western Asset Funds, Inc. (2006-present); Director of Risk Management of Western Asset (1999-2006).
Gavin L. James 1960	Vice President	Served since 2002	N/A	N/A	Director of Global Client Services and Marketing of Western Asset (1998-present).
S. Kenneth Leech 1954	Vice President	Served since 2002	N/A	N/A	Chief Investment Officer of Western Asset, 1998 to present; Vice President, Western Asset Funds, Inc., 1990 to present and Western Asset Income Fund, 1998 to present.
Lisa G. Mrozek 1962	Secretary	Served since 2002	N/A	N/A	Senior Compliance Officer, Western Asset, 1999 to present; Secretary, Western Asset Funds, Inc., 1999 to present and Western Asset Income Fund, 1999 to present.
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Principal Financial and Accounting Officer	Served since 2002	N/A	N/A	Vice President, Legg Mason & Co., LLC (2005-present); Vice President, Legg Mason Wood Walker, Incorporated (1992-2005); Vice President (1986-present), Treasurer (1986-2006) and Chief Financial Officer (2006-present) of all Legg Mason open-end investment companies; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund (2001-2006 and 2001-present, respectively), Western Asset Funds, Inc. (1999-2006 and 1990-present, respectively) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present) and Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present); Treasurer of the Fund (2001-2006).
Todd F. Kuehl 1969 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	N/A	N/A

Vice President, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Western Asset/Claymore Inflation – Linked Opportunities & Income Fund, Western Asset/Claymore Inflation – Linked Securities & Income Fund, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time ServedB	Number of Portfolios in Fund Complex Overseen by TrusteeC	Other Directorships Held by Trustee	Principal Occupation(s) During the Past Five Years
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Treasurer	Served since 2006	N/A	N/A	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Assistant Vice President (2002-2005) and Manager, Funds Accounting (2000-2005), of Legg Mason Wood Walker, Incorporated; Treasurer (2006-present) of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund; Assistant Treasurer of the Western Asset Funds, Inc. (2001-2006), the Fund (2001-2006), Western Asset Income Fund (2001-2006), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2004-present), Legg Mason Income Trust, Inc. (2001-2006) and Legg Mason Tax-Free Income Fund (2001-2006).
Susan C. Curry 1966 125 Broad St, New York, NY 10004	Assistant Treasurer	Served since 2007	N/A	N/A	Director of Tax – Mutual Funds, Legg Mason & Co., LLC (2005-present); Director of Tax – Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2007-present); Partner, Deloitte & Touche (1990-2004).
A

On February 13, 2007, the Board of Trustees elected Avedick B. Poladian as an independent Trustee of the Fund. Mr. Poladian is currently Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Lowe Enterprises, Inc., which invests in, develops and manages real estate and hospitality assets. Mr. Poladian also serves on the Board of Directors of California Pizza Kitchen, Inc. He was previously a senior partner in the public accounting firm of Arthur Andersen LLP.

B

Each of the Trustees of the Fund holds office until the next annual meeting of shareholders at which Trustees are elected as required by applicable law or the rules of any exchange on which the Fund’s shares are listed and until his or her respective successor is elected and qualified, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

C

Each Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund.

D

Mr. Olson is considered to be an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because his law firm provides legal services to the Fund’s investment adviser, Western Asset Management Company.

E	Mr. Gerken is considered to be an “interested person” of the Fund (as defined above) because he is employed by Legg Mason & Co.

Annual Report to Shareholders

Board Consideration of the Management Agreements

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreement (together with the Management Agreement, the “Agreements”) between Western Asset Management Company and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 11, 2007, October 11, 2007 and October 27, 2007. At a meeting held on November 6, 2007, the Executive and Contracts Committee reported to the full Board of Trustees its considerations with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; and reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Lipper. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in two peer groups of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund was well above the average of each peer group for the one-, three-, five- and since-inception periods ended August 31, 2007.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Trustees observed that the management fee paid by the Fund to Western Asset was below or at the median of its Lipper peer group with respect to its common shares and preferred shares, respectively, and that Western Asset was responsible for payment of the management fee to WAML. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the differences in management fees from those paid by the Advisers’ other clients were reasonable. The Trustees also noted that although the Fund’s total expenses were above the median of the funds in its Lipper peer group with respect to each of its common and preferred shares, the difference was primarily attributable to investment related expenses associated with the use of reverse repurchase agreements.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive.

Annual Report to Shareholders

Board Consideration of the Management Agreements—Continued

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the SEC rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Annual Report to Shareholders

Privacy Policy

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its Service Providers, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders information and to use it only to perform the services for which the companies were hired.

The Fund, through its Service Providers, maintains physical, electronic, and procedural safeguards to protect shareholder non-public personal information. Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

The Board of Trustees

William E. B. Siart, Chairman

R. Jay Gerken

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

D. Daniel Fleet, Vice President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Marie K. Karpinski, Principal Financial and Accounting Officer

Todd F. Kuehl, Chief Compliance Officer

Erin K. Morris, Treasurer

Susan C. Curry, Assistant Treasurer

Lisa G. Mrozek, Secretary

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Place

London, England EC2A2EN

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, Maryland 21202

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

LMF-WEA/A(02/08)TN08-1537

Item 2.	Code of Ethics

(a)	Western Asset Premier Bond Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

Item 3.	Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in absence of such designation or identification.

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2006 – $34,900

Fiscal Year Ended December 31, 2007 – $36,600

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2006 – $9,200

Fiscal Year Ended December 31, 2007 – $9,900

Services include interim audit security pricing, and review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding.

PricewaterhouseCoopers LLP billed fees in the amount of $145,000 and $208,000 for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended December 31, 2006 and December 31, 2007, respectively.

During each of the years ended December 31, 2006 and December 31, 2007, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year end December 31, 2007, PricewaterhouseCoopers LLP reviewed the Australian Superannuation Circular.

(c)	Tax Fees

Fiscal Year Ended December 31, 2006 – $1,100

Fiscal Year Ended December 31, 2007 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c).

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

(2)	None.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2006 – $327,554

Fiscal Year Ended December 31, 2007 – $472,000

(h)

The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of Ronald J. Arnault, William E.B. Siart, Louis A. Simpson and Jaynie Miller Studenmund.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated the voting of proxies relating to its portfolio securities to its advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of December 31, 2007, a team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Ronald D. Mass manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Leech, Walsh and Mass have each served as portfolio managers for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech, Walsh and Mass serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of December 31, 2007, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	114	$121,634,477,840	0	0

Other pooled investment vehicles	239	$211,995,391,168	0	0

Other accounts	1069	$300,567,840,634	95	$32,730,534,560

Ronald D. Mass:

Registered Investment Companies	—	$—	0	0

Other pooled investment vehicles	14	$4,641,733,172	0	0

Other accounts	—	$—	—	$—

Stephen A. Walsh:

Registered Investment Companies	114	$121,634,477,840	0	0

Other pooled investment vehicles	239	$211,995,391,168	0	0

Other accounts	1069	$300,567,840,634	95	$32,730,534,560

Note: With respect to Mr. Leech and Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech and Mr. Walsh are involved in the management of all the Advisers’ portfolios, but they are not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest (as of December 31, 2007)

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an

Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers (as of December 31, 2007)

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2007:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	None
Ronald D. Mass	None
Stephen A. Walsh	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s principal executive and principal financial officers have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

A material weakness in internal controls relating to the manual pricing for three CDX High Yield Tranche credit default swaps to ensure that they were properly valued was identified and corrected prior to the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 – filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset Premier Bond Fund

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset Premier Bond Fund

Date:	March 7, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date:	March 7, 2008